Oppenheimer
California Municipal
Fund


ANNUAL REPORT
JULY 31, 2002


Letter to Shareholders

Fund Manager Interview

Financial Statements

Trustees and Officers


[LOGO OMITTED]
OPPENHEIMERFUNDS[R]
THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

FUND OBJECTIVE
Oppenheimer California Municipal Fund seeks as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital.

    CONTENTS

 1  Letter to Shareholders

 3  An Interview with Your Fund's Managers

 7  Fund Performance

11  FINANCIAL STATEMENTS

35  INDEPENDENT AUDITORS' REPORT

36  Federal Income Tax Information

37  Trustees and Officers

44  Privacy Policy Notice



AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 7/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   6.20%        1.15%
---------------------------------
Class B   5.39         0.39
---------------------------------
Class C   5.31         4.31

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

* SEE NOTES PAGE 10 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder,


As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securi-

[PHOTO OF JOHN V. MURPHY OMITTED]

JOHN V. MURPHY
President
Oppenheimer
California Municipal Fund



1    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

ties. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,
/S/SIGNATURE
John V. Murphy
August 21, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.




2      OPPENHEIMER CALIFORNIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


Q
HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD THAT ENDED JULY 31, 2002?
A. We're pleased to report that, despite a weak municipal market in California (as compared to other states), Oppenheimer California Municipal Fund performed very well during the reporting period. Its standardized yield and 12-month total return were solid and, in both cases, superior to the average results for California tax-exempt funds. Measured on the basis of income after deducting both California and federal (35%) taxes, the Fund's performance also surpassed that of its benchmark index, the Lehman Brothers Municipal Bond Index.(1)

WERE THERE ANY MAJOR CHANGES OR ADJUSTMENTS TO THE FUND DURING THIS PERIOD? While the Fund's holdings changed little, there was one major development. The Fund changed to a new management team as of July 1, 2002. The municipal bond fund management specialists at OppenheimerFunds' Rochester Division are now working with a long-term manager of the Fund's prior management team. Together, we will bring to this fund the same highly effective investment style that we've applied to other OppenheimerFunds municipal funds since 1996.

WHAT ACCOUNTS FOR THE FUND'S STRONG RESULTS?
We see two contributing factors. First, the portfolio owned a number of carefully selected land-development bonds that withstood the challenges in the region better than might have been expected.
   Among those challenges was the supply-demand relationship, which shifted dramatically during the period. The recession was more pronounced in California than elsewhere in the country, leading to a sharp drop-off in tax receipts. That, in turn,

PORTFOLIO MANAGEMENT
TEAM
Ron Fielding
(Portfolio Manager)
Jerry Webman



 1. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, which had a one-year return for the period ended 7/31/02 of 6.71%.


3    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

forced state and local taxing authorities to look to the bond market for capital, while large-scale layoffs reduced the number of people seeking tax relief. Prices weakened as supply exceeded demand.
   California's tax-exempt market also faced the state's widespread energy problem. As of this writing, state legislators have yet to decide how California will ultimately regulate power companies within its borders. One option is buying out those companies with proceeds from a multi-billion dollar bond offering. If that occurred, it would further increase the supply of bonds and undermine prices. The very possibility has had a depressant effect on California's municipals market.
   Against this backdrop, the Fund's land development bonds held their value and continued to generate above-average income. Though they're nominally non-investment grade (the issuers don't seek a rating from a recognized rating agency), these are nonetheless high-quality investments. The best explanation for their resilience may simply be that land is a precious commodity in California, even in tough economic times, and investors recognize the inherent long-term worth of these securities. For instance, one of the Fund's largest land-development investments is a Foothills Toll Road bond. This toll road on the eastern edges of Orange County is key to the development of one of the state's fastest-growing regions.

AND WHAT WAS THE SECOND FACTOR IN THE FUND'S OUTPERFORMANCE?
The portfolio contained a significant number of prerefunded bonds (17.0% of net assets as of July 31, 2002). Issued in the higher interest-rate environment of years past, they have very attractive coupons. In addition, the bonds' issuers have issued new bonds, the proceeds of which will repay the principal on

--------------------------------------------------------------------------------
OUR GOAL IS TO BUILD A PORTFOLIO THAT, DUE TO ITS VERY DIVERSITY, WILL KEEP INCOME HIGH AND VOLATILITY IN CHECK.
--------------------------------------------------------------------------------



4    OPPENHEIMER CALIFORNIA MUNICIPAL FUND
the original bonds when they mature. With this kind of guarantee, the original bonds are perceived as safer, or higher quality, and their prices are less volatile when interest rates move. These holdings made major contributions to the Fund's current income while putting a damper on portfolio volatility.

HOW WILL YOU CHANGE THE PORTFOLIO GOING FORWARD?
The Fund is doing relatively well, so there is no pressing need to make adjustments quickly. Over the next several months to a year, we'll gradually apply our research-intensive, exceptionally diversified style of asset management. By ferreting out and analyzing many smaller and/or lesser-known bonds--overlooked, often underpriced securities--we are able to build portfolios with a wide array of bonds from across the state. Typically, there are hundreds of holdings in our portfolios--as many as 1,000 or more--and they are widely diversified by maturity, coupon, size of offering and quality level. Such variety helps us maximize the benefits of tax-advantaged income while controlling overall risk.

WHAT DO YOU ANTICIPATE FOR THE CALIFORNIA MUNICIPALS MARKET AND FOR THE FUND? The market will no doubt be affected by how California decides to pay for last summer's energy bailout and reduce the state's budget deficit. There has been talk of reinstating a top marginal state income tax rate of 11% to raise more money for state coffers. Such a move would give a boost to municipals, since high-tax-bracket individuals would have a greater need for tax relief.
   As for the Fund, we'll continue repositioning the portfolio. Our goal is to create a diverse portfolio that will keep income high and volatility in check, no matter what decisions are made in Sacramento, and that's what makes Oppenheimer California Municipal Fund an important part of THE RIGHT WAY TO INVEST.

-------------------------------
AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended 6/30/02(2)

Class A
1-Year  5-Year 10-Year
-------------------------------
1.15%   4.01%  5.46%

Class B        Since
1-Year  5-Year Inception
-------------------------------
0.49%   3.89%  4.86%

Class C        Since
1-Year  5-Year Inception
-------------------------------
4.51%   4.24%  4.61%

-------------------------------

STANDARDIZED YIELDS(3)
For the 30 Days Ended 7/31/02

Class A         4.19%
-------------------------------
Class B         3.64
-------------------------------
Class C         3.65
-------------------------------

 2. See Notes page 10 for further details.

 3. Standardized yield is based on net investment income for the 30-day period ended July 31, 2002. Falling share prices will tend to artificially raise yields.



5     OPPENHEIMER CALIFORNIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


TOP FIVE INDUSTRIES(5)
------------------------------------------------------------
Special Assessment                                      25.2%
------------------------------------------------------------
Special Tax                                             11.6
------------------------------------------------------------
Electric Utilities                                       9.4
------------------------------------------------------------
General Obligation                                       8.3
------------------------------------------------------------
Single Family Housing                                    8.0
------------------------------------------------------------



----------------------
CREDIT ALLOCATION(4)

[PIE CHART OMITTED]

l AAA             44.4%
l AA               6.4
l A               18.4
l BBB             11.8
l BB               2.6
l CCC              0.5
l Not Rated       15.9
----------------------

4. Portfolio is subject to change. Percentages are as of July 31, 2002, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

5. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on total market value of investments.



6    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. Oppenheimer California Municipal Fund generated superior results for the 12-month period that ended July 31, 2002. The Fund's standardized yield and 12-month total return surpassed the average for California tax-exempt funds, as measured by their Lipper Analytical Services, Inc., peer group. Yield and total return were aided by a sizable allocation to prerefunded bonds. These older, high-coupon issues are backed by proceeds from newer bonds and thus are strong, less-volatile contributors to current income. Results also benefited from carefully selected land development bonds, nonrated but high-quality issues that are more speculative and thus carry high coupons. Although the California municipals market was weaker during fiscal 2002 due to an oversupply of bonds and concerns about the state's fiscal health, prices of these land-development bonds remained relatively strong. Effective July 1, 2002, a new management team assumed day-to-day responsibility for the Fund. The new team comprises one member of the OppenheimerFunds group that previously oversaw the Fund and several experienced members of OppenheimerFunds' Rochester Division that specializes in municipal funds management and presently manages other OppenheimerFunds tax-exempt funds.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on November 1, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[LINE GRAPH OMITTED]
            Oppenheimer California         Lehman Brothers
           Municipal Fund (Class A)     Municipal Bond Index
12/31/92             $ 9,525                   $10,000
03/31/93               9,950                    10,371
06/30/93              10,270                    10,711
09/30/93              10,673                    11,073
12/31/93              10,788                    11,228
03/31/94              10,141                    10,612
06/30/94              10,135                    10,729
09/30/94              10,170                    10,803
12/31/94               9,872                    10,648
03/31/95              10,726                    11,401
06/30/95              11,002                    11,675
09/30/95              11,252                    12,011
12/31/95              11,823                    12,507
03/31/96              11,635                    12,356
06/30/96              11,706                    12,451
07/31/96(1)           11,862                    12,563
10/31/96              12,152                    12,880
01/31/97              12,366                    13,085
04/30/97              12,411                    13,138
07/31/97              13,179                    13,852
10/31/97              13,284                    13,974
01/31/98              13,727                    14,408
04/30/98              13,590                    14,360
07/31/98              13,926                    14,682
10/31/98              14,286                    15,094
01/31/99              14,548                    15,366
04/30/99              14,529                    15,358
07/31/99              14,147                    15,104
10/31/99              13,518                    14,827
01/31/00              13,288                    14,808
04/30/00              13,746                    15,217
07/31/00              14,270                    15,755
10/31/00              14,643                    16,088
01/31/01              15,189                    16,775
04/30/01              15,076                    16,795
07/31/01              15,578                    17,343
10/31/01              16,073                    17,779
01/31/02              15,909                    17,765
04/30/02              16,029                    17,971
07/31/02              16,543                    18,507

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 7/31/02(2)
1-YEAR 1.15%   5-YEAR 3.64%   10-YEAR 5.25%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
[LINE GRAPH OMITTED]
          Oppenheimer California     Lehman Brothers
         Municipal Fund (Class B) Municipal Bond Index
05/03/93         $10,000                $10,000
06/30/93          10,189                 10,224
09/30/93          10,556                 10,570
12/31/93          10,656                 10,718
03/31/94           9,987                 10,130
06/30/94           9,972                 10,241
09/30/94           9,986                 10,312
12/31/94           9,655                 10,164
03/31/95          10,491                 10,883
06/30/95          10,730                 11,145
09/30/95          10,953                 11,465
12/31/95          11,487                 11,938
03/31/96          11,283                 11,795
07/31/96(1)       11,474                 11,993
10/31/96          11,732                 12,295
01/31/97          11,914                 12,491
04/30/97          11,936                 12,542
07/31/97          12,651                 13,222
10/31/97          12,738                 13,339
01/31/98          13,138                 13,754
04/30/98          12,971                 13,708
07/31/98          13,266                 14,015
10/31/98          13,596                 14,408
01/31/99          13,807                 14,668
04/30/99          13,775                 14,660
07/31/99          13,400                 14,418
10/31/99          12,804                 14,153
01/31/00          12,587                 14,135
04/30/00          13,020                 14,526
07/31/00          13,517                 15,039
10/31/00          13,870                 15,358
01/31/01          14,387                 16,013
04/30/01          14,280                 16,032
07/31/01          14,756                 16,555
10/31/01          15,224                 16,971
01/31/02          15,069                 16,958
04/30/02          15,183                 17,155
07/31/02          15,670                 17,666

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 7/31/02(2)
1-YEAR 0.39%   5-YEAR 3.55%   SINCE INCEPTION 4.98%

1. The Fund changed its fiscal year end from 12/31 to 7/31.
2. See page 10 for further details.


8    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
[LINE GRAPH OMITTED]
           Oppenheimer California       Lehman Brothers
          Municipal Fund (Class C)   Municipal Bond Index
11/01/95           $10,000                 $10,000
12/31/95            10,290                  10,264
03/31/96            10,102                  10,140
07/31/96(1)         10,270                  10,310
10/31/96            10,500                  10,570
01/31/97            10,664                  10,739
04/30/97            10,673                  10,782
07/31/97            11,324                  11,367
10/31/97            11,391                  11,468
01/31/98            11,750                  11,824
04/30/98            11,601                  11,785
07/31/98            11,876                  12,049
10/31/98            12,161                  12,387
01/31/99            12,350                  12,610
04/30/99            12,321                  12,604
07/31/99            11,963                  12,395
10/31/99            11,408                  12,168
01/31/00            11,204                  12,152
04/30/00            11,569                  12,488
07/31/00            11,976                  12,930
10/31/00            12,266                  13,203
01/31/01            12,712                  13,767
04/30/01            12,582                  13,783
07/31/01            12,991                  14,233
10/31/01            13,378                  14,590
01/31/02            13,216                  14,579
04/30/02            13,279                  14,748
07/31/02            13,680                  15,188

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 7/31/02(2)
1-YEAR 4.31%   5-YEAR 3.85%   SINCE INCEPTION 4.75%

THE PERFORMANCE INFORMATION FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IN THE GRAPHS BEGINS ON 12/31/92 FOR CLASS A, 4/30/93 FOR CLASS B, AND 10/31/95 FOR CLASS C.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.


9    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------


IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 11/3/88. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



10   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2002
-----------------------------------------------------------------------------------


                                            RATINGS:
                                         MOODY'S/S&P      PRINCIPAL   MARKET VALUE
                                         (UNAUDITED)         AMOUNT     SEE NOTE 1
===================================================================================
 MUNICIPAL BONDS AND NOTES--102.0%
-----------------------------------------------------------------------------------
 CALIFORNIA--94.7%
 ABAG, CA FAU for Non-Profit REF COP, American
 Baptist Homes-A, 5.85%, 10/1/27              NR/BB+       $1,000,000  $   907,300
-----------------------------------------------------------------------------------
 ABC CA USD GOUN, FGIC Insured, Zero Coupon,
 5.61%, 8/1/25(1)                            Aaa/AAA        3,050,000      855,311
-----------------------------------------------------------------------------------
 Alhambra, CA RRB, Atherton Baptist Homes, 6.50%,
 7/1/15                                        NR/A+           15,000       15,063
-----------------------------------------------------------------------------------
 Anaheim, CA PFAU TXAL RB, MBIA Insured,
 Inverse Floater, 11.42%, 12/28/18(2)        Aaa/AAA        4,000,000    5,413,120
-----------------------------------------------------------------------------------
 Benicia, CA USD GOUN, Series B, MBIA Insured,
 Zero Coupon, 5.90%, 8/1/23(1)               Aaa/AAA        6,500,000    2,083,055
-----------------------------------------------------------------------------------
 Benicia, CA USD GOUN, Series B, MBIA Insured,
 Zero Coupon, 5.92%, 8/1/25(1)               Aaa/AAA        3,600,000    1,019,556
-----------------------------------------------------------------------------------
 CA CDAU MH RB, Village Riviera Hills, Series E,
 5.45%, 2/1/25                                NR/AAA          985,000    1,062,510
-----------------------------------------------------------------------------------
 CA EDLFA RRB, Los Angeles College Chiropractic,
 5.60%, 11/1/17                               Ba1/NR        1,000,000      931,460
-----------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RB,
 Sr. Lien, Escrowed to Maturity, Series A, Zero Coupon,
 5.99%, 1/1/28(1)                            Aaa/AAA       12,060,000    3,048,286
-----------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RB,
 Sr. Lien, Escrowed to Maturity, Series A, Zero Coupon,
 6.12%, 1/1/23(1)                            Aaa/AAA       10,000,000    3,386,100
-----------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RRB,
 5.75%, 1/15/40                            Baa3/BBB-        1,000,000    1,014,160
-----------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RRB,
 Sr. Lien, Prerefunded, Series A, 6.50%,
 1/1/32                                      Aaa/AAA        6,000,000    7,009,860
-----------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RRB,
 Zero Coupon, 5.98%, 1/15/21(1)            Baa3/BBB-       12,500,000    4,340,250
-----------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RRB,
 Zero Coupon, 6.28%, 1/15/22(1)            Baa3/BBB-       13,000,000    4,197,570
-----------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RRB,
 Zero Coupon, 6.40%, 1/15/30(1)            Baa3/BBB-       16,650,000    3,275,721
-----------------------------------------------------------------------------------
 CA GOUN, 5.75%, 3/1/30                        A1/A+        4,150,000    4,409,209
-----------------------------------------------------------------------------------
 CA HFA RB, Inverse Floater, 11.567%,
 2/1/25(2,3,4)                                 NR/NR        2,621,000    2,790,867
-----------------------------------------------------------------------------------
 CA HFA RB, Series E-1, 6.45%, 2/1/12(4)     Aa2/AA-          290,000      300,153
-----------------------------------------------------------------------------------
 CA HFA SFM Purchase RB, Series A-2,
 6.45%, 8/1/25(4)                            Aaa/AAA        1,125,000    1,183,792
-----------------------------------------------------------------------------------
 CA HFA SFM RB, Series 83, Inverse Floater,
 11.181%, 8/1/25(2,4)                         NR/AAA        1,740,000    1,935,019
-----------------------------------------------------------------------------------
 CA Infrastructure & ED Bank RB, American Center for
 Wine, Food & Arts, 5.55%, 12/1/12              NR/A        1,710,000    1,836,095
-----------------------------------------------------------------------------------
 CA Infrastructure & ED Bank RB, Kaiser Hospital
 Assistance I LLC, Series A, 5.55%, 8/31/31     NR/A        3,000,000    3,041,190



11   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
-------------------------------------------------------------------------------


                                            RATINGS:
                                         MOODY'S/S&P      PRINCIPAL   MARKET VALUE
                                         (UNAUDITED)         AMOUNT     SEE NOTE 1
===================================================================================
 CALIFORNIA Continued
 CA PCFAU RB, Pacific Gas & Electric Co. Project,
 Series B, 6.35%, 6/1/09                      B3/CCC       $3,000,000  $ 2,917,920
-----------------------------------------------------------------------------------
 CA PCFAU SWD RRB, North Cnty. Recycling Center,
 Escrowed to Maturity, Series A,
 6.75%, 7/1/11                                Aaa/NR          500,000      581,375
-----------------------------------------------------------------------------------
 CA PWBL RRB, Various University of CA Projects,
 Series A, 5.50%, 6/1/14                     Aa2/AA-        1,500,000    1,697,505
-----------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
 Securities Program, Series B, 7.75%,
 9/1/26(4)                                    NR/AAA          385,000      402,544
-----------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
 Securities Program, Series D, Cl. 5,
 6.70%, 5/1/29(4)                             NR/AAA        1,885,000    2,050,333
-----------------------------------------------------------------------------------
 CA SCDAU COP, 7.25%, 11/1/29                  NR/NR        7,000,000    7,217,490
-----------------------------------------------------------------------------------
 CA SCDAU COP, Winward Schools, 6.90%, 9/1/23  NR/NR        2,000,000    2,085,820
-----------------------------------------------------------------------------------
 CA SCDAU RB, Turning Point Project,
 6.50%, 11/1/31                                NR/NR        4,000,000    4,075,800
-----------------------------------------------------------------------------------
 CA SCDAU REVREF COP, Cedars-Sinai Medical Center,
 Inverse Floater, 8.968%, 11/1/15(2)           A3/NR        7,800,000    8,201,466
-----------------------------------------------------------------------------------
 Ca SCDAU Water & Wastewater RB, Pooled Financing
 Program, Series C, FSA Insured,
 5.375%, 10/1/30                             Aaa/AAA        1,500,000    1,544,745
-----------------------------------------------------------------------------------
 CA Statewide FAU TS RB, Asset-Backed Pooled Tobacco
 Securities-A, 6%, 5/1/37(4)                   A1/NR        5,000,000    4,881,850
-----------------------------------------------------------------------------------
 CA Statewide FAU TS RB, Asset-Backed Pooled Tobacco
 Securities-A, 6%, 5/1/43(4)                   A1/NR       30,000,000   29,261,400
-----------------------------------------------------------------------------------
 California Cnty., CA Tobacco Securitization Agency RB,
 Asset-Backed Fresno Cnty. Funding Corp.,
 5.875%, 6/1/27                                 A1/A        6,230,000    6,149,321
-----------------------------------------------------------------------------------
 California Cnty., CA Tobacco Securitization Agency RB,
 Asset-Backed Fresno Cnty. Funding Corp.,
 6%, 6/1/35                                     A1/A       10,400,000   10,187,216
-----------------------------------------------------------------------------------
 California Cnty., CA Tobacco Securitization Agency RB,
 Asset-Backed Fresno Cnty. Funding Corp.,
 6.125%, 6/1/38                                 A1/A       10,000,000    9,941,500
-----------------------------------------------------------------------------------
 California Cnty., CA Tobacco Securitization Agency RB,
 Asset-Backed Pooled Tobacco Securities-A,
 6%, 5/1/43(4)                                 A1/NR       11,720,000   11,431,454
-----------------------------------------------------------------------------------
 Campbell, CA RA TXAL RB, Central Campbell
 Redevelopment Project, Series B,
 6.60%, 10/1/32                            Baa3/BBB-        2,355,000    2,518,861
-----------------------------------------------------------------------------------
 Capistrano, CA USD CFD No. 92-1 SPTX Bonds,
 Prerefunded, 7.10%, 9/1/21                    NR/NR        3,250,000    3,932,240
-----------------------------------------------------------------------------------
 Capistrano, CA USD CFD No. 98-2 SPTX Bonds,
 Ladera Project, 5.70%, 9/1/20                 NR/NR        5,000,000    5,006,400
-----------------------------------------------------------------------------------
 Cerritos, CA PFAU RB, Los Coyotes Redevelopment
 Project, 6.50%, 11/1/23                     Aaa/AAA        3,000,000    3,644,880
-----------------------------------------------------------------------------------
 Chino Basin, CA Regional FAU RB, Inland Empire Utility
 Agency Sewer Project, MBIA Insured,
 5.75%, 11/1/19                              Aaa/AAA        1,000,000    1,085,640
-----------------------------------------------------------------------------------
 Chino Basin, CA Regional FAU RB, Inland Empire Utility
 Agency Sewer Project, MBIA Insured,
 5.75%, 11/1/22                              Aaa/AAA          500,000      537,160
-----------------------------------------------------------------------------------
 Clovis, CA USD GOB, Series D, FGIC Insured,
 Zero Coupon, 5.60%, 8/1/10(1)               Aaa/AAA        2,000,000    1,509,880
-----------------------------------------------------------------------------------
 Colton, CA PFAU TXAL RRB, Redevelopment Projects,
 Series B, 5.875%, 8/1/27                      NR/NR        3,335,000    3,375,287



12                    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                            RATINGS:
                                         MOODY'S/S&P      PRINCIPAL   MARKET VALUE
                                         (UNAUDITED)         AMOUNT     SEE NOTE 1
===================================================================================
 CALIFORNIA Continued
 Commerce, CA Community Development Commission
 TXAL REF Bonds, Redevelopment Project No. 1,
 Sub. Lien, Series B, 5.75%, 8/1/10            NR/NR       $  815,000   $  873,403
-----------------------------------------------------------------------------------
 Commerce, CA Community Development Commission
 TXAL REF Bonds, Redevelopment Project No. 1,
 Sub. Lien, Series B, 6%, 8/1/21               NR/NR        2,800,000    2,837,464
-----------------------------------------------------------------------------------
 Commerce, CA Joint Powers FAU Lease RB,
 Community Center, Series A, 6.25%, 10/1/22  Baa2/NR        1,410,000    1,471,645
-----------------------------------------------------------------------------------
 Compton, CA REF COP, Civic Center & Capital
 Improvements, Series A, 5.50%, 9/1/15       NR/BBB+        3,000,000    3,120,150
-----------------------------------------------------------------------------------
 Contra Costa Cnty., CA CFD No. 91-1 SPTX REF Bonds,
 5.58%, 8/1/16                                 NR/NR        3,075,000    3,124,753
-----------------------------------------------------------------------------------
 Corona, CA SFM RB, Sub. Lien, Series B,
 6.30%, 11/1/28                                A2/NR          800,000      823,584
-----------------------------------------------------------------------------------
 Davis, CA PFFAU Local Agency RRB, Mace Ranch Area,
 Series A, 6.60%, 9/1/25                       NR/NR        3,345,000    3,511,280
-----------------------------------------------------------------------------------
 Duarte, CA COP, City of Hope National Medical Center,
 6.25%, 4/1/23                              Baa2/AAA        4,500,000    4,734,180
-----------------------------------------------------------------------------------
 East Palo Alto, CA RA TXAL RB,
 6.625%, 10/1/29                               NR/NR        3,280,000    3,499,268
-----------------------------------------------------------------------------------
 Encinitas, CA CFD No. 1 SPTX Bonds, Series A,
 5.875%, 9/1/20                                NR/NR        2,750,000    2,758,662
-----------------------------------------------------------------------------------
 Escondido, CA Union High SDI GOB, Escrowed to
 Maturity, MBIA Insured, Zero Coupon,
 5.97%, 11/1/19(1)                           Aaa/AAA        7,500,000    3,159,450
-----------------------------------------------------------------------------------
 Escondido, CA Union High SDI GOB, MBIA Insured,
 Zero Coupon, 6.20%, 11/1/18(1)              Aaa/AAA        6,000,000    2,708,460
-----------------------------------------------------------------------------------
 Folsom, CA CFD No. 10 SPTX Bonds,
 6.875%, 9/1/19                               NR/NR         8,500,000    9,141,070
-----------------------------------------------------------------------------------
 Fontana, CA RA TXAL REF Bonds, Jurupa Hills
 Redevelopment Project, Series A,
 5.50%, 10/1/27                              NR/BBB+        3,400,000    3,375,894
-----------------------------------------------------------------------------------
 Fresno, CA HAU MH RB, Central Valley Coalition
 Projects, Series A, 5.50%, 7/1/30           Aaa/AAA        1,500,000    1,563,765
-----------------------------------------------------------------------------------
 Glendale, CA EU RB, MBIA Insured,
 5.90%, 2/1/25                               Aaa/AAA        7,455,000    8,094,639
-----------------------------------------------------------------------------------
 Golden West Schools FAU RRB, Series A, MBIA Insured,
 Zero Coupon, 6.14%, 2/1/20(1)               Aaa/AAA        2,480,000      983,593
-----------------------------------------------------------------------------------
 Golden West Schools FAU RRB, Series A, MBIA Insured,
 Zero Coupon, 6.14%, 8/1/20(1)               Aaa/AAA        2,000,000      772,540
-----------------------------------------------------------------------------------
 Huntington Park, CA PFAU Lease RRB, Wastewater
 System Project, Series A, 6.20%, 10/1/25      NR/NR        3,000,000    3,099,600
-----------------------------------------------------------------------------------
 Irvine, CA IBA AD No. 00-18 SPAST REF Bonds,
 5.75%, 9/2/22                                 NR/NR        1,250,000    1,258,275
-----------------------------------------------------------------------------------
 Irvine, CA IBA AD No. 00-18 SPAST REF Bonds,
 5.85%, 9/2/26                                 NR/NR        1,250,000    1,256,125
-----------------------------------------------------------------------------------
 Irvine, CA IBA AD No. 97-17 REF Limited SPAST,
 5.90%, 9/2/23                                 NR/NR        1,500,000    1,506,705
-----------------------------------------------------------------------------------
 Irvine, CA IBA AD No. 97-17 SPAST REF Bonds,
 5.80%, 9/2/18                                 NR/NR        1,000,000    1,010,840




13                    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                            RATINGS:
                                         MOODY'S/S&P      PRINCIPAL   MARKET VALUE
                                         (UNAUDITED)         AMOUNT     SEE NOTE 1
===================================================================================
 CALIFORNIA Continued
 Lake Elsinore, CA School FAU SPTX RRB,
 Horsethief Canyon, 5.625%, 9/1/16           Baa2/NR       $8,010,000  $ 8,434,210
-----------------------------------------------------------------------------------
 Las Virgenes, CA USD GOUN, Election of 1997,
 Series C, FGIC Insured, Zero Coupon,
 5.42%, 11/1/21(1)                           Aaa/AAA        1,255,000      448,700
-----------------------------------------------------------------------------------
 Las Virgenes, CA USD GOUN, Series A, MBIA Insured,
 Zero Coupon, 4.95%, 11/1/12(1)              Aaa/AAA        2,095,000    1,379,956
-----------------------------------------------------------------------------------
 Lincoln, CA IBA PFAU RB, Twelve Bridges,
 6.20%, 9/2/25                                 NR/NR        2,955,000    3,031,298
-----------------------------------------------------------------------------------
 Long Beach, CA Harbor RRB, Series A, FGIC Insured,
 6%, 5/15/10                                 Aaa/AAA          500,000      573,345
-----------------------------------------------------------------------------------
 Los Angeles Cnty., CA COP, Disney Parking Project,
 AMBAC Insured, Zero Coupon, 5.94%, 3/1/12(1)Aaa/AAA          750,000      507,135
-----------------------------------------------------------------------------------
 Los Angeles Cnty., CA COP, Disney Parking Project,
 AMBAC Insured, Zero Coupon, 6.13%, 9/1/14(1)Aaa/AAA        6,860,000    3,999,654
-----------------------------------------------------------------------------------
 Los Angeles Cnty., CA COP, Disney Parking Project,
 AMBAC Insured, Zero Coupon, 6.30%, 9/1/16(1)Aaa/AAA        1,495,000      758,653
-----------------------------------------------------------------------------------
 Los Angeles Cnty., CA COP, Disney Parking Project,
 Zero Coupon, 6.92%, 9/1/10(1)                  A2/A        5,960,000    4,353,005
-----------------------------------------------------------------------------------
 Los Angeles Cnty., CA COP, Disney Parking Project,
 Zero Coupon, 6.95%, 9/1/11(1)                  A2/A        5,240,000    3,629,172
-----------------------------------------------------------------------------------
 Los Angeles Cnty., CA COP, Disney Parking Project,
 Zero Coupon, 7.03%, 9/1/13(1)                  A2/A        4,500,000    2,725,695
-----------------------------------------------------------------------------------
 Los Angeles, CA Harbor Department RB, Series B,
 5.375%, 11/1/23                              Aa3/AA        5,000,000    5,044,450
-----------------------------------------------------------------------------------
 Los Angeles, CA USD GOUN, Election of 1997,
 Series E, MBIA Insured, 5.125%, 1/1/27      Aaa/AAA        2,000,000    2,013,820
-----------------------------------------------------------------------------------
 Los Angeles, CA USD GOUN, FGIC Insured,
 8.15%, 7/1/15(5,6)                           NR/AAA        2,500,000    3,264,475
-----------------------------------------------------------------------------------
 Los Angeles, CA USD GOUN, FGIC Insured,
 8.15%, 7/1/16(5,6)                           NR/AAA        2,500,000     3,264,475
-----------------------------------------------------------------------------------
 Los Angeles, CA USD GOUN, FGIC Insured,
 8.15%, 7/1/17(5,6)                           NR/AAA        1,500,000     1,958,685
-----------------------------------------------------------------------------------
 Los Angeles, CA USD GOUN, Series A, FGIC Insured,
 6%, 7/1/15                                  Aaa/AAA        1,000,000     1,187,360
-----------------------------------------------------------------------------------
 Modesto, CA Irrigation District FAU RRB, Series A,
 MBIA Insured, 6%, 10/1/15                   Aaa/AAA        5,000,000     5,628,350
-----------------------------------------------------------------------------------
 Mountain View Los Altos, CA Union High SDI GOUN,
 Series B, 6.50%, 5/1/17                     Aa2/AA+        2,000,000     2,357,500
-----------------------------------------------------------------------------------
 Norco, CA CDD No. 97-1 SPTX Bonds,
 7.10%, 10/1/30                                NR/NR        1,320,000     1,414,116
-----------------------------------------------------------------------------------
 Northern CA Tobacco Securitization Authority RB,
 Asset-Backed, Series A, 5.375%, 6/1/41         A1/A        5,000,000     4,541,550
-----------------------------------------------------------------------------------
 Oakland, CA RA TXAL REF Bonds, MBIA Insured,
 5.95%, 9/1/19(6)                            Aaa/AAA        8,600,000     8,800,982
-----------------------------------------------------------------------------------
 Orange Cnty., CA CFD No. 01-1 SPTX Bonds,
 Ladera Ranch, Series A, 6%, 8/15/25           NR/NR        1,000,000     1,012,130
-----------------------------------------------------------------------------------
 Orange Cnty., CA CFD No. 01-1 SPTX Bonds,
 Ladera Ranch, Series A, 6%, 8/15/32           NR/NR        1,000,000     1,010,030




14   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                            RATINGS:
                                         MOODY'S/S&P      PRINCIPAL   MARKET VALUE
                                         (UNAUDITED)         AMOUNT     SEE NOTE 1
===================================================================================
 CALIFORNIA Continued
 Orange Cnty., CA CFD No. 1 SPTX Bonds,
 Ladera Ranch, Series A, 6.25%, 8/15/30        NR/NR       $2,000,000  $ 2,048,820
-----------------------------------------------------------------------------------
 Orange Cnty., CA CFD No. 99-1 SPTX Bonds,
 Ladera Ranch, Series A, 6.70%, 8/15/29        NR/NR        2,250,000    2,409,615
-----------------------------------------------------------------------------------
 Orange Cnty., CA PFAU Lease RRB, Juvenile Justice
 Center Facilities, AMBAC Insured,
 5.375%, 6/1/19                              Aaa/AAA        2,050,000    2,185,115
-----------------------------------------------------------------------------------
 Oxnard, CA USD GOUN, Series E, FGIC Insured,
 5.90%, 8/1/26                               Aaa/AAA        2,540,000    2,805,811
-----------------------------------------------------------------------------------
 Oxnard, CA USD GOUN, Series E, FGIC Insured,
 5.90%, 8/1/30                               Aaa/AAA        2,180,000    2,289,741
-----------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Bonds, Los Medanos
 Community Development Project, AMBAC Insured,
 5.75%, 8/1/16                               Aaa/AAA          720,000      797,148
-----------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Bonds, Los Medanos
 Community Development Project, AMBAC Insured,
 5.80%, 8/1/17                               Aaa/AAA        1,525,000    1,686,132
-----------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Bonds, Los Medanos
 Community Development Project, AMBAC Insured,
 5.85%, 8/1/18                               Aaa/AAA        1,615,000    1,783,235
-----------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Bonds, Los Medanos
 Community Development Project, AMBAC Insured,
 Zero Coupon, 5.92%, 8/1/28(1)               Aaa/AAA        5,000,000    1,172,950
-----------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Bonds, Los Medanos
 Community Development Project, AMBAC Insured,
 Zero Coupon, 6.10%, 8/1/20(1)               Aaa/AAA        5,150,000    1,989,291
-----------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL REF Bonds, Los Medanos
 Community Development Project, Sub. Lien,
 6.20%, 8/1/19                                NR/BBB        3,500,000    3,688,720
-----------------------------------------------------------------------------------
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series A, 7.60%, 5/1/23                     Aaa/AAA        7,000,000    9,259,530
-----------------------------------------------------------------------------------
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series B, 7.50%, 8/1/23                     Aaa/AAA          500,000      657,150
-----------------------------------------------------------------------------------
 Pomona, CA USD GORB, Series A, MBIA Insured,
 6.15%, 8/1/15                               Aaa/AAA        2,500,000    2,926,025
-----------------------------------------------------------------------------------
 Pomona, CA USD REF GOUN, Series A, MBIA Insured,
 6.45%, 8/1/22                               Aaa/AAA        1,000,000    1,211,650
-----------------------------------------------------------------------------------
 Port Oakland, CA POAU RB, Series G, MBIA Insured,
 5.375%, 11/1/25                             Aaa/AAA       10,650,000   10,827,962
-----------------------------------------------------------------------------------
 Port Oakland, CA RB, Series 666A, FGIC Insured,
 Inverse Floater, 9.567%, 11/1/15(2,3)         NR/NR        2,500,000    2,957,700
-----------------------------------------------------------------------------------
 Port Oakland, CA RB, Series 666B, FGIC Insured,
 Inverse Floater, 9.817%, 11/1/16(2,3)         NR/NR        2,500,000    2,942,850
-----------------------------------------------------------------------------------
 Port Oakland, CA RB, Series L, FGIC Insured,
 5%, 11/1/32(4)                              Aaa/AAA       15,600,000   15,137,304
-----------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 FGIC Insured, Inverse Floater,
 9.816%, 6/1/19(2)                           Aaa/AAA        5,150,000    5,509,161
-----------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 MBIA Insured, Inverse Floater,
 11.134%, 7/8/22(2)                          Aaa/AAA        3,000,000    3,944,280




15   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                            RATINGS:
                                         MOODY'S/S&P      PRINCIPAL   MARKET VALUE
                                         (UNAUDITED)         AMOUNT     SEE NOTE 1
===================================================================================
 CALIFORNIA Continued
 Richmond, CA IBA Reassessment District No. 855
 SPAST REF Bonds, 6.60%, 9/2/19                NR/NR       $1,200,000  $ 1,237,044
-----------------------------------------------------------------------------------
 Richmond, CA Wastewater RB, FGIC Insured,
 5.80%, 8/1/16                               Aaa/AAA          765,000      851,246
-----------------------------------------------------------------------------------
 Richmond, CA Wastewater RB, FGIC Insured,
 5.80%, 8/1/18                               Aaa/AAA        3,315,000    3,650,412
-----------------------------------------------------------------------------------
 Riverside Cnty., CA PFAU REF COP,
 5.75%, 5/15/19                              NR/BBB-        2,100,000    2,108,421
-----------------------------------------------------------------------------------
 Riverside Cnty., CA SFM RB, Escrowed to Maturity,
 Series A, 7.80%, 5/1/21                     Aaa/AAA        5,285,000    7,083,274
-----------------------------------------------------------------------------------
 Rocklin, CA USD CFD No. 1 SPTX Bonds,
 AMBAC Insured, Zero Coupon, 5.44%, 9/1/21(1) Aaa/NR        2,890,000    1,044,446
-----------------------------------------------------------------------------------
 Roseville, CA SPTX RB, Woodcreek West Community
 Facility No. 1 Project, 5.875%, 9/1/08        NR/NR        1,235,000    1,327,835
-----------------------------------------------------------------------------------
 Roseville, CA SPTX RB, Woodcreek West Community
 Facility No. 1 Project, 6.50%, 9/1/15         NR/NR        1,500,000    1,628,100
-----------------------------------------------------------------------------------
 Roseville, CA SPTX RB, Woodcreek West Community
 Facility No. 1 Project, 6.70%, 9/1/25         NR/NR        1,750,000    1,866,883
-----------------------------------------------------------------------------------
 Sacramento Cnty., CA Sanitation District FAU RRB,
 Series A, 6%, 12/1/15                        Aa3/AA        1,000,000    1,143,470
-----------------------------------------------------------------------------------
 Sacramento Cnty., CA SFM RB, Escrowed to Maturity,
 8%, 7/1/16                                  Aaa/AAA       12,810,000   17,377,021
-----------------------------------------------------------------------------------
 Sacramento, CA Cogeneration Authority RB,
 Procter & Gamble Project, 6.50%, 7/1/14      NR/AAA        5,000,000    5,746,450
-----------------------------------------------------------------------------------
 Sacramento, CA MUD Electric RRB, FGIC Insured,
 Inverse Floater, 11.058%, 8/15/18(2)        Aaa/AAA        7,000,000    7,332,850
-----------------------------------------------------------------------------------
 Sacramento, CA PAU Cogeneration Project RB,
 MBIA-IBC Insured, 6%, 7/1/22                Aaa/AAA        6,800,000    7,664,280
-----------------------------------------------------------------------------------
 Sacramento, CA USD GOUN, Series A,
 5.875%, 7/1/21                               Aa3/NR        1,500,000    1,774,845
-----------------------------------------------------------------------------------
 Sacramento, CA USD GOUN, Series A,
 5.875%, 7/1/23                               Aa3/NR        1,000,000    1,183,230
-----------------------------------------------------------------------------------
 San Bernardino Cnty., CA COP, Medical Center
 Financing Project, MBIA Insured,
 5.50%, 8/1/17                               Aaa/AAA        5,250,000    5,900,843
-----------------------------------------------------------------------------------
 San Diego Cnty., CA Water Authority Revenue COP,
 Prerefunded, Series 91-B, MBIA Insured, Inverse Floater,
 10.92%, 4/8/21(2)                           Aaa/AAA        4,000,000    5,272,560
-----------------------------------------------------------------------------------
 San Francisco, CA Bay Area Rapid Transit District
 Sales Tax RRB, AMBAC Insured, 6.75%, 7/1/11 Aaa/AAA        1,000,000    1,237,970
-----------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. CFD No. 6 RA RB,
 Mission Bay South-A, 6.125%, 8/1/31           NR/NR        1,500,000    1,524,765
-----------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. CFD No. 6 RA RB,
 Mission Bay South-B, 6.125%, 8/1/31           NR/NR        1,500,000    1,514,340
-----------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. RA Lease RB,
 George R. Moscone Project, Zero Coupon,
 5.36%, 7/1/10(1)                             A1/AA-        4,500,000    3,336,435
-----------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. Redevelopment FAU
 TXAL REF Bonds, Redevelopment Projects, Series C,
 MBIA Insured, Zero Coupon, 5.81%, 8/1/14(1) Aaa/AAA        1,425,000      832,955




16   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                            RATINGS:
                                         MOODY'S/S&P      PRINCIPAL   MARKET VALUE
                                         (UNAUDITED)         AMOUNT     SEE NOTE 1
===================================================================================
 CALIFORNIA Continued
 San Francisco, CA City & Cnty. Redevelopment FAU
 TXAL REF Bonds, Redevelopment Projects, Series C,
 MBIA Insured, Zero Coupon, 5.99%, 8/1/13(1) Aaa/AAA     $    750,000 $    466,920
-----------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road RB, Sr. Lien, 5%, 1/1/33        Baa3/BBB-        8,000,000    7,351,280
-----------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road RB, Sr. Lien, Escrowed to Maturity,
 Zero Coupon, 5.94%, 1/1/23(1)               Aaa/AAA       21,250,000    7,195,463
-----------------------------------------------------------------------------------
 Santa Ana, CA FAU RRB, Inner-City Commuter,
 Series C, 5.60%, 9/1/19                      NR/BBB        3,060,000    3,108,899
-----------------------------------------------------------------------------------
 Santa Ana, CA FAU RRB, Mainplace Project, Series D,
 5.50%, 9/1/15                                 NR/NR        1,000,000    1,017,240
-----------------------------------------------------------------------------------
 Santa Ana, CA FAU RRB, Mainplace Project, Series D,
 5.60%, 9/1/19                                 NR/NR        1,000,000    1,027,380
-----------------------------------------------------------------------------------
 Santa Ana, CA USD GOUN, FGIC Insured,
 5.70%, 8/1/22                               Aaa/AAA        2,560,000    2,747,878
-----------------------------------------------------------------------------------
 Santa Clara Cnty., CA Mountain View SDI GOUN,
 Series B, FSA Insured, 6.125%, 7/1/25       Aaa/AAA        1,065,000    1,181,745
-----------------------------------------------------------------------------------
 Santa Cruz, CA City High SDI GOUN, Series B,
 FGIC Insured, 6%, 8/1/29                    Aaa/AAA        1,000,000    1,099,110
-----------------------------------------------------------------------------------
 Santaluz, CA CFD No. 2 SPTX Bonds,
 Improvement Area No. 1, 6.375%, 9/1/30        NR/NR        5,000,000    5,085,150
-----------------------------------------------------------------------------------
 South Orange Cnty., CA PFAU SPTX RB, Foothill Area,
 Series C, FGIC Insured, 8%, 8/15/08         Aaa/AAA        1,500,000    1,903,350
-----------------------------------------------------------------------------------
 Southern CA Metro Water District RRB,
 Inverse Floater, 9.062%, 10/30/20(2)         Aa2/AA        4,500,000    5,266,980
-----------------------------------------------------------------------------------
 Southern CA PPAU RB, Power Project,
 Unrefunded Balance, 7%, 7/1/09                 A2/A          250,000      251,120
-----------------------------------------------------------------------------------
 Southern CA PPAU Transmission Project RB,
 Inverse Floater, 9.941%, 7/1/12(2)           Aa3/A+        4,000,000    4,186,920
-----------------------------------------------------------------------------------
 Southern CA Tobacco Securitization Authority RB,
 Asset-Backed, Sr. Lien, Series A,
 5.50%, 6/1/36                                  A2/A        1,000,000      939,510
-----------------------------------------------------------------------------------
 Stockton, CA CFD No. 90-2 SPTX RRB,
 Brookside Estates, 6.20%, 8/1/15              NR/NR        3,750,000    3,950,513
-----------------------------------------------------------------------------------
 Tejon Ranch, CA PFFAU CFD No. 1 SPTX Bonds,
 Series A, 7.20%, 9/1/30                       NR/NR        3,000,000    3,091,290
-----------------------------------------------------------------------------------
 Tustin, CA USD CFD No. 88-1 SPTX RB, Prerefunded,
 Series B, 6.375%, 9/1/21                      NR/NR        3,500,000    4,128,285
-----------------------------------------------------------------------------------
 Tustin, CA USD CFD No. 97-1 SPTX RB,
 6.375%, 9/1/35                                NR/NR        2,000,000    2,076,380
-----------------------------------------------------------------------------------
 Ukiah, CA USD GOUN, FGIC Insured, Zero Coupon,
 5.54%, 8/1/19(1)                            Aaa/AAA        2,270,000      949,246
-----------------------------------------------------------------------------------
 West Covina, CA COP, Queen of the Valley Hospital,
 Prerefunded, 6.50%, 8/15/19                   A2/NR        1,120,000    1,251,398
                                                                     --------------
                                                                       533,463,747



17    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                            RATINGS:
                                         MOODY'S/S&P      PRINCIPAL   MARKET VALUE
                                         (UNAUDITED)         AMOUNT     SEE NOTE 1
===================================================================================
 U.S. POSSESSIONS--7.3%
-----------------------------------------------------------------------------------
 PR Childrens Trust Fund Asset-Backed RB,
 6%, 7/1/26                                    Aa3/A       $3,000,000  $ 3,145,050
-----------------------------------------------------------------------------------
 PR CMWLTH Aqueduct & Sewer Authority RRB,
 MBIA-IBC Insured, 6.25%, 7/1/13             Aaa/AAA        1,000,000    1,212,730
-----------------------------------------------------------------------------------
 PR Housing Bank & Finance Agency SFM RB,
 Affordable Housing Mtg.-Portfolio I,
 6.25%, 4/1/29                               Aaa/AAA        2,245,000    2,347,103
-----------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Cogen Facilities
 AES Puerto Rico Project, 6.625%, 6/1/26     Baa2/NR        5,510,000    5,678,165
-----------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Mennonite
 General Hospital Project, Series A,
 6.50%, 7/1/12                               NR/BBB-        2,840,000    2,811,231
-----------------------------------------------------------------------------------
 PR POAU RB, American Airlines, Inc., Series A,
 6.25%, 6/1/26(4)                             B1/BB-       16,570,000   12,826,007
-----------------------------------------------------------------------------------
 PR Public Finance Corp. RB, CMWLTH Appropriations,
 Series E, 5.50%, 8/1/29                   Baa3/BBB+        3,000,000    3,112,560
-----------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Sub. Lien, Series E,
 6%, 10/1/22                                   NR/NR        5,150,000    5,140,524
-----------------------------------------------------------------------------------
 Virgin Islands PFAU RRB, Gross Receipts Tax Loan Nts.,
 Series A, 6.375%, 10/1/19                   NR/BBB-        4,515,000    4,990,430
                                                                      -------------
                                                                        41,263,800
===================================================================================
 TOTAL INVESTMENTS, AT VALUE (COST $531,916,706)               102.0%  574,727,547
===================================================================================
 LIABILITIES IN EXCESS OF OTHER ASSETS                          (2.0)  (11,246,664)
                                                         --------------------------
 NET ASSETS                                                    100.0% $563,480,883
                                                         ==========================


FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listing of securities, abbreviations are used per the table below:

AD      Assessment District
CDAU    Community Development Authority
CDD     Community Development District
CFD     Community Facilities District
CMWLTH  Commonwealth
COP     Certificates of Participation
EDLFA   Educational Facilities Authority
EU      Electric Utilities
FAU     Finance Authority
GOB     General Obligation Bonds
GORB    General Obligation Refunding Bonds
GOUN    General Obligation Unlimited Nts.
HAU     Housing Authority
HFA     Housing Finance Agency/Authority
IBA     Improvement Bond Act 1915
MH      Multifamily Housing
MUD     Municipal Utility District
PAU     Power Authority
PCFAU   Pollution Control Finance Authority
PFAU    Public Finance Authority
PFFAU   Public Facilities Finance Authority
POAU    Port Authority
PPAU    Public Power Authority
PWBL    Public Works Board Lease
RA      Redevelopment Agency/Authority
RB      Revenue Bonds
REF     Refunding
REVREF  Revenue Refunding
RRB     Revenue Refunding Bonds
SCDAU   Statewide Communities Development Authority
SDI     School District
SFM     Single Family Mtg.
SPAST   Special Assessment
SPTX    Special Tax
SWD     Solid Waste Disposal
TS      Tobacco Settlement
TXAL    Tax Allocation
USD     Unified School District




18   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

1. Zero coupon bond reflects effective yield on the date of purchase.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.

3. Identifies issues considered to be illiquid --See Note 6 of Notes to Financial Statements.

4. When-issued security to be delivered and settled after July 31, 2002.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,487,635 or 1.51% of the Fund's net assets as of July 31, 2002.

6. Represents the current interest rate for a variable or increasing rate security.


DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                  MARKET VALUE         PERCENT
------------------------------------------------------------------------
 Special Assessment                        $145,055,649            25.2%
 Special Tax                                 66,469,282            11.6
 Electric Utilities                          54,036,215             9.4
 General Obligation                          47,775,353             8.3
 Single Family Housing                       46,210,370             8.0
 Municipal Leases                            42,934,696             7.5
 Highways/Railways                           40,818,690             7.1
 Marine/Aviation Facilities                  39,047,376             6.8
 Hospital/Health Care                        17,013,338             3.0
 Sales Tax Revenue                           14,481,484             2.5
 Water Utilities                             13,297,015             2.3
 Airlines                                    12,826,007             2.2
 Education                                    9,931,573             1.7
 Not-for-Profit Organization                  9,053,585             1.6
 Sewer Utilities                              7,267,928             1.3
 Pollution Control                            2,917,920             0.5
 Adult Living Facilities                      2,108,421             0.4
 Multifamily Housing                          1,969,810             0.3
 Higher Education                               931,460             0.2
 Resource Recovery                              581,375             0.1
                                           =============================
 Total                                     $574,727,547           100.0%
                                           =============================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




19     OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2002
-----------------------------------------------------------------------------------

===================================================================================
 ASSETS
 Investments, at value (cost $531,916,706) -- see accompanying
 statement                                                            $574,727,547
-----------------------------------------------------------------------------------
 Cash                                                                    3,252,888
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $49,069,969 sold on a when-issued basis)   52,066,069
 Interest                                                                7,431,956
 Shares of beneficial interest sold                                        917,228
 Other                                                                       5,303
                                                                      -------------
 Total assets                                                          638,400,991

===================================================================================
 LIABILITIES
 Payables and other liabilities:
 Investments purchased (including $72,697,824 purchased on a
 when-issued basis)                                                     72,712,945
 Dividends                                                               1,439,532
 Shares of beneficial interest redeemed                                    475,877
 Distribution and service plan fees                                        116,608
 Trustees' compensation                                                     98,801
 Transfer and shareholder servicing agent fees                              37,057
 Shareholder reports                                                        22,734
 Other                                                                      16,554
                                                                      -------------
 Total liabilities                                                      74,920,108

===================================================================================
 NET ASSETS                                                           $563,480,883
                                                                      =============

===================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                      $546,053,437
-----------------------------------------------------------------------------------
 Overdistributed net investment income                                    (508,339)
-----------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions              (24,875,056)
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             42,810,841
                                                                      -------------
 NET ASSETS                                                           $563,480,883
                                                                      =============





20   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

===================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $409,688,505 and 38,648,282 shares of beneficial interest outstanding)     $10.60
 Maximum offering price per share (net asset value plus sales
 charge of 4.75% of offering price)                                         $11.13
-----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $128,856,674
 and 12,148,661 shares of beneficial interest outstanding)                  $10.61
-----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,935,704
 and 2,355,878 shares of beneficial interest outstanding)                   $10.58



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





21   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2002
-----------------------------------------------------------------------------------

===================================================================================
 INVESTMENT INCOME
 Interest                                                              $32,905,757

===================================================================================
 EXPENSES
 Management fees                                                         2,988,743
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   968,738
 Class B                                                                 1,327,077
 Class C                                                                   217,561
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             288,164
-----------------------------------------------------------------------------------
 Shareholder reports                                                        80,273
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                64,457
-----------------------------------------------------------------------------------
 Other                                                                      26,487
                                                                       ------------
 Total expenses                                                          5,961,500
 Less reduction to custodian expenses                                      (10,599)
                                                                       ------------
 Net expenses                                                            5,950,901

===================================================================================
 NET INVESTMENT INCOME                                                  26,954,856

===================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                             1,512,689
 Closing of futures contracts                                           (1,404,265)
                                                                       ------------
 Net realized gain                                                         108,424

-----------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                    4,867,158
                                                                       ------------
 Net realized and unrealized gain                                        4,975,582

===================================================================================

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $31,930,438
                                                                       ============




 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




22   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------


 YEAR ENDED JULY 31,                                            2002          2001
===================================================================================
 OPERATIONS
 Net investment income                                  $ 26,954,856 $  23,599,756
-----------------------------------------------------------------------------------
 Net realized gain (loss)                                    108,424      (374,255)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation                     4,867,158    23,394,405
                                                       ----------------------------
 Net increase in net assets resulting from operations     31,930,438    46,619,906

===================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                 (19,848,864)  (17,599,604)
 Class B                                                  (5,596,265)   (5,463,506)
 Class C                                                    (921,160)     (628,592)

===================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                  18,134,224   100,609,085
 Class B                                                  (9,686,856)   25,967,255
 Class C                                                   6,669,760     4,749,300

===================================================================================
 NET ASSETS
 Total increase                                           20,681,277   154,253,844
-----------------------------------------------------------------------------------
 Beginning of period                                     542,799,606   388,545,762
                                                       ----------------------------
 End of period [including overdistributed net investment
 income of $508,339 and $1,096,906, respectively]       $563,480,883  $542,799,606
                                                       ============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



23   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------

 CLASS A   YEAR ENDED JULY 31,                 2002      2001      2000      1999      1998
============================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period       $ 10.49   $ 10.11   $ 10.57   $ 10.92   $ 10.94
--------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          .53       .53       .53       .53       .54
 Net realized and unrealized gain (loss)        .10       .38      (.46)     (.35)      .06
                                            ------------------------------------------------
 Total from investment operations               .63       .91       .07       .18       .60
--------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (.52)     (.53)     (.53)     (.53)     (.54)
 Distributions from net realized gain            --        --        --        --      (.08)
                                            ------------------------------------------------
 Total dividends and/or distributions
 to shareholders                               (.52)     (.53)     (.53)     (.53)     (.62)
--------------------------------------------------------------------------------------------
 Net asset value, end of period              $10.60    $10.49    $10.11    $10.57    $10.92
                                            ================================================


============================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)           6.20%     9.17%     0.86%     1.59%     5.66%

============================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)  $409,689  $387,388  $270,494  $316,363  $300,717
--------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $398,651  $344,808  $283,025  $314,094  $297,372
 Ratios to average net assets:(2)
 Net investment income                         5.09%     5.08%     5.34%     4.79%     4.91%
 Expenses                                      0.86%     0.88%     0.91%     0.91%     0.92%(3)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of expenses  0.86%     0.87%     0.91%     0.91%     0.92%
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                         27%       20%       48%       35%       31%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



24   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------------------

 CLASS B   YEAR ENDED JULY 31,                 2002      2001      2000      1999      1998
============================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period       $ 10.50   $ 10.11   $ 10.57   $ 10.92   $ 10.94
--------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          .45       .45       .45       .45       .46
 Net realized and unrealized gain (loss)        .10       .39      (.45)     (.35)      .06
                                            ------------------------------------------------
 Total from investment operations               .55       .84     --          .10       .52
--------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (.44)     (.45)     (.46)     (.45)     (.46)
 Distributions from net realized gain            --        --        --        --      (.08)
                                            ------------------------------------------------
 Total dividends and/or distributions
 to shareholders                               (.44)     (.45)     (.46)     (.45)     (.54)
--------------------------------------------------------------------------------------------
 Net asset value, end of period              $10.61    $10.50    $10.11    $10.57    $10.92
                                            ================================================

============================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)           5.39%     8.46%     0.10%     0.82%     4.86%

============================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)  $128,857  $137,307  $105,393  $132,763  $115,444
--------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $132,685  $126,060  $113,936  $129,538  $ 99,266
--------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                         4.32%     4.33%     4.57%     4.03%     4.21%
 Expenses                                      1.62%     1.63%     1.67%     1.67%     1.67%(3)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of expenses  1.62%     1.62%     1.67%     1.67%     1.67%
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                         27%       20%       48%       35%       31%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



25    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------------------

 CLASS C   YEAR ENDED JULY 31,                 2002      2001      2000      1999      1998
============================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period       $ 10.48   $ 10.09   $ 10.55   $ 10.91   $ 10.93
--------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          .46       .45       .45       .45       .46
 Net realized and unrealized gain (loss)        .08       .39      (.45)     (.36)      .06
                                            ------------------------------------------------
 Total from investment operations               .54       .84        --       .09       .52
--------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (.44)     (.45)     (.46)     (.45)     (.46)
 Distributions from net realized gain            --        --        --        --      (.08)
                                            ------------------------------------------------
 Total dividends and/or distributions
 to shareholders                               (.44)     (.45)     (.46)     (.45)     (.54)
--------------------------------------------------------------------------------------------
 Net asset value, end of period              $10.58    $10.48    $10.09    $10.55    $10.91
                                            ================================================

============================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)           5.31%     8.48%     0.10%     0.73%     4.87%

============================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)   $24,936   $18,105   $12,659   $16,864   $11,340
--------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $21,775   $14,489   $14,424   $14,672   $ 8,614
--------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                         4.33%     4.32%     4.58%     4.03%     4.24%
 Expenses                                      1.62%     1.63%     1.67%     1.67%     1.66%(3)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of expenses  1.62%     1.62%     1.67%     1.67%     1.66%
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                         27%       20%       48%       35%       31%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


26   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2002, the Fund had entered into when-issued purchase commitments of $72,697,824 and when-issued sale commitments of $49,069,969.



27      OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------



================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $55,753,773 as of July 31, 2002. Including the effect of leverage, inverse floaters represent 8.73% of the Fund's total assets as of July 31, 2002.
--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of July 31, 2002, the Fund had approximately $120,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

 As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              EXPIRING
                              ----------------------
                              2006       $   502,732
                              2008(1)     10,935,820
                              2009        19,418,684
                                         -----------
                              Total      $30,857,236
                                         ===========

1. $4,310,743 was acquired in 2001 in connection with the Oppenheimer Main Street California Municipal Fund merger and $2,474,734 was acquired in 2002 in connection with the Oppenheimer Main Street California Municipal Fund merger. These amounts are no longer subject to limitations under IRC Sections 382 or 384.



28     OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2002, the Fund's projected benefit obligations were increased by $11,839 and payments of $7,654 were made to retired trustees, resulting in an accumulated liability of $96,714 as of July 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:
                                            YEAR ENDED        YEAR ENDED
                                         JULY 31, 2002     JULY 31, 2001
                 -------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends $26,366,289       $23,691,702
                 Long-term capital gain             --                --
                 Return of capital                  --                --
                                           -----------------------------
                 Total                     $26,366,289       $23,691,702
                                           =============================


 As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:
                 Overdistributed net investment income $  (508,339)
                 Accumulated net realized loss         (24,875,056)
                 Net unrealized appreciation            42,810,841
                                                       -----------
                 Total                                 $17,427,446
                                                       ===========

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.




29    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------



================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED JULY 31, 2002      YEAR ENDED JULY 31, 2001
                                SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------
 CLASS A
 Sold                        7,969,918  $  83,926,368      4,974,826   $ 47,077,485
 Dividends and/or
 distributions reinvested    1,036,260     10,886,119        916,212      9,522,552
 Acquisition - Note 8               --             --      9,572,831     99,078,796
 Redeemed                   (7,279,698)   (76,678,263)    (5,302,401)   (55,069,748)
                            --------------------------------------------------------
 Net increase                1,726,480  $  18,134,224     10,161,468   $100,609,085
                            ========================================================

------------------------------------------------------------------------------------
 CLASS B
 Sold                        1,764,818  $  18,593,486      2,227,132   $ 21,577,462
 Dividends and/or
 distributions reinvested      313,390      3,295,115        307,359      3,194,846
 Acquisition - Note 8               --             --      2,673,404     27,696,468
 Redeemed                   (3,009,598)   (31,575,457)    (2,550,931)   (26,501,521)
                            --------------------------------------------------------
 Net increase (decrease)      (931,390) $  (9,686,856)     2,656,964   $ 25,967,255
                            ========================================================

------------------------------------------------------------------------------------
 CLASS C
 Sold                        1,120,468  $  11,784,641        731,737   $  7,413,463
 Dividends and/or
 distributions reinvested       54,237        568,382         34,114        353,544
 Redeemed                     (546,880)    (5,683,263)      (291,949)    (3,017,707)
                            --------------------------------------------------------
 Net increase                  627,825  $   6,669,760        473,902   $  4,749,300
                            ========================================================


================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2002, were $179,945,859 and $148,373,500 respectively.




30    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

 As of July 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $532,600,345 was composed of:

                     Gross unrealized appreciation  $  42,273,652
                     Gross unrealized depreciation       (146,450)
                                                    -------------
                     Net unrealized appreciation    $  42,127,202
                                                    =============

    The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. Effective January 1, 2000, the Manager has voluntarily undertaken to limit its management fees to a maximum annual rate of 0.55% of average annual net assets for each class of shares. The Manager can withdraw that waiver at any time. The Fund's management fee for the year ended July 31, 2002 was an annualized rate of 0.54%.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.



31    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     AGGREGATE       CLASS A    CONCESSIONS     CONCESSIONS     CONCESSIONS
                     FRONT-END     FRONT-END     ON CLASS A      ON CLASS B      ON CLASS C
                 SALES CHARGES SALES CHARGES         SHARES          SHARES          SHARES
 YEAR               ON CLASS A   RETAINED BY    ADVANCED BY     ADVANCED BY     ADVANCED BY
 ENDED                  SHARES   DISTRIBUTOR DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------
 July 31, 2002        $638,246      $114,588        $52,585        $516,578        $103,556

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A        CLASS B         CLASS C
                                   CONTINGENT      CONTINGENT     CONTINGENT
                                     DEFERRED        DEFERRED       DEFERRED
                                SALES CHARGES   SALES CHARGES  SALES CHARGES
 YEAR                             RETAINED BY     RETAINED BY    RETAINED BY
 ENDED                            DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR
----------------------------------------------------------------------------
 July 31, 2002                        $13,403        $300,671         $7,856


--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2002 , payments under the Class A Plan totaled $968,738, all of which were paid by the Distributor to recipients, and included $32,875 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2002, were as follows:

                                                              DISTRIBUTOR'S
                                               DISTRIBUTOR'S      AGGREGATE
                                                   AGGREGATE   UNREIMBURSED
                                                UNREIMBURSED  EXPENSES AS %
                 TOTAL PAYMENTS AMOUNT RETAINED     EXPENSES  OF NET ASSETS
                     UNDER PLAN  BY DISTRIBUTOR   UNDER PLAN       OF CLASS
----------------------------------------------------------------------------
 Class B Plan        $1,327,077      $1,030,679   $3,455,194           2.68%
 Class C Plan           217,561          93,126      400,638           1.61




32   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

================================================================================
 5. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


================================================================================
 6. ILLIQUID SECURITIES
 As of July 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2002 was $8,691,417, which represents 1.54% of the Fund's net assets.





33      OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------



================================================================================
 7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at July 31, 2002.

================================================================================
 8. ACQUISITION OF OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
 On December 8, 2000, the Fund acquired all of the net assets of Oppenheimer Main Street California Municipal Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Main Street California Municipal Fund shareholders on February 29, 2000. The Fund issued (at an exchange ratio of 1.190268 for Class A and 1.187776 for Class B of the Fund to one share of Oppenheimer California Municipal Fund) 9,572,831 and 2,673,404, shares of beneficial interest for Class A and Class B, respectively, valued at $99,078,796 and $27,696,468 in exchange for the net assets, resulting in combined Class A net assets of $378,820,970, Class B net assets of $134,878,021 and Class C net assets of $14,079,666 on December 8, 2000. The net assets acquired included net unrealized appreciation of $6,378,401 and unused capital loss carryforward of $6,785,477 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.



34   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





 KPMG LLP

 Denver, Colorado
 August 21, 2002


35   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited


================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



36   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------



================================================================================
 TRUSTEES AND OFFICERS  Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees John V. Murphy, President
                        Robert G. Galli, Trustee
                        Phillip A. Griffiths, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Clayton K. Yeutter, Trustee
                        Ronald H. Fielding, Vice President
                        Brian W. Wixted, Treasurer
                        Robert G. Zack, Secretary
                        Katherine P. Feld, Assistant Secretary
                        Kathleen T. Ives, Assistant Secretary
                        Denis R. Molleur, Assistant Secretary
================================================================================


NAME, ADDRESS,(1) AGE,
POSITION(S) HELD WITH FUND      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
AND LENGTH OF TIME SERVED(2)    OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT
TRUSTEES

LEON LEVY, Chairman of the      General Partner (since 1982) of Odyssey
Board of Trustees               Partners, L.P. (investment partnership) and
(since 1999)                    Chairman of the Board (since 1981) of Avatar
Age: 76                         Holdings, Inc. (real estate development).

DONALD W. SPIRO, Vice           Chairman Emeritus (since January 1991) of the
Chairman of the Board of        Manager. Formerly a director (January
Trustees (since 1999)           1969-August 1999) of the Manager.
Age: 76

ROBERT G. GALLI, Trustee        A trustee or director of other Oppenheimer
(since 1999)                    funds. Formerly Vice Chairman (October
Age: 68                         1995-December 1997) of the Manager.

PHILLIP A. GRIFFITHS,           The Director (since 1991) of the Institute
Trustee (since 1999)            for Advanced Study, Princeton, N.J., director
Age: 63                         (since 2001) of GSI Lumonics and a member of
                                the National Academy of Sciences (since
                                1979); formerly (in descending chronological order) a director of Bankers Trust
                                Corporation, Provost and Professor of
                                Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard
                                University.

BENJAMIN LIPSTEIN,              Professor Emeritus of Marketing, Stern
Trustee (since 1999)            Graduate School of Business Administration,
Age: 79                         New York University.




1. The address of each Trustee and Officer is 6803 S. Tucson Way, Centennial, CO 80112-3924, except the address for the following Officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Zack and Molleur, and Ms. Feld.

2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.


37    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Continued
--------------------------------------------------------------------------------


ELIZABETH B. MOYNIHAN,          Author and architectural historian; a trustee
Trustee (since 1999)            of the Freer Gallery of Art and Arthur M.
Age: 72                         Sackler Gallery (Smithsonian Institute),
                                Trustees Council of the National Building
                                Museum; a member of the Trustees Council, Preservation League of New York State.

KENNETH A. RANDALL,             A director of Dominion Resources, Inc.
Trustee (since 1999)            (electric utility holding company) and Prime
Age: 75                         Retail, Inc. (real estate investment trust);
                                formerly a director of Dominion Energy, Inc.
                                (electric power and oil & gas producer), President and Chief Executive Officer of The
                                Conference Board, Inc. (international
                                economic and business research) and a
                                director of Lumbermens Mutual Casualty
                                Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                Company.

EDWARD V. REGAN,                President, Baruch College, CUNY; a director
Trustee (since 1999)            of RBAsset (real estate manager); a director
Age: 72                         of OffitBank; formerly Trustee, Financial
                                Accounting Foundation (FASB and GASB), Senior
                                Fellow of Jerome Levy Economics Institute,
                                Bard College, Chairman of Municipal
                                Assistance Corporation for the City of New
                                York, New York State Comptroller and Trustee of New York State and Local Retirement Fund.

RUSSELL S. REYNOLDS, JR.,       Chairman (since 1993) of The Directorship
Trustee (since 1999)            Search Group, Inc. (corporate governance
Age: 70                         consulting and executive recruiting); a life
                                trustee of International House (non-profit educational organization), and a trustee
                                (since 1996) of the Greenwich Historical
                                Society.

CLAYTON K. YEUTTER,             Of Counsel (since 1993), Hogan & Hartson (a
Trustee (since 1999)            law firm). Other directorships: Caterpillar,
Age: 71                         Inc. (since 1993) and Weyerhaeuser Co. (since
                                1999).

--------------------------------------------------------------------------------
OFFICERS

JOHN V. MURPHY,(3,4)            Chairman, Chief Executive Officer and
President                       director (since June 2001) and President
(since October 2001)            (since September 2000) of the Manager;
Age: 53                         President and a director or trustee of other
                                Oppenheimer funds; President and a director
                                (since July 2001) of Oppenheimer Acquisition
                                Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc.
                                (a holding company subsidiary of the
                                Manager); a director (since November 2001) of
                                OppenheimerFunds Distributor, Inc. (a
                                subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                                Services, Inc. and of Shareholder Financial
                                Services, Inc. (transfer agent subsidiaries of the Manager); President and a director
                                (since July 2001) of OppenheimerFunds Legacy
                                Program (a charitable trust program
                                established by the Manager); a director of the investment advisory subsidiaries of the
                                Manager: OFI Institutional Asset Management,
                                Inc. and Centennial Asset Management
                                Corporation (since November 2001),
                                HarbourView Asset Management Corporation and
                                OFI Private Investments, Inc. (since July
                                2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer
                                Real Asset Management, Inc.; a director
                                (since November 2001) of Trinity Investment
                                Management Corp. and Tremont Advisers, Inc.
                                (Investment advisory affiliates of the
                                Manager); Executive Vice President (since
                                February 1997) of Massachusetts Mutual Life
                                Insurance Company (the Manager's parent
                                company); a director (since June 1995) of DBL
                                Acquisition Corporation; formerly, Chief
                                Operating Officer (September 2000-June 2001) of the Manager; President and trustee


3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.




38   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

JOHN V. MURPHY,                 (November 1999-November 2001) of MML Series
Continued                       Investment Fund and MassMutual Institutional
                                Funds (open-end investment companies); a director (September 1999-August 2000) of C.M.
                                Life Insurance Company; President, Chief
                                Executive Officer and director (September
                                1999-August 2000) of MML Bay State Life
                                Insurance Company; a director (June 1989-June
                                1998) of Emerald Isle Bancorp and Hibernia
                                Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).


RONALD H. FIELDING,             Senior Vice President (since January 1996) of
Vice President (since 2002)     the Manager; Chairman of the Rochester
Age: 53                         Division of the Manager (since January 1996);
                                an officer of 5 portfolios in the
                                OppenheimerFunds complex; prior to joining the Manager in January 1996, he was President and a director of Rochester Capital Advisors, Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund
                                Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 -
                                1995), Oppenheimer Convertible Securities
                                Fund (1986 - 1995) and Rochester Fund
                                Municipals (1986 - 1995); President and a director of Rochester Tax Managed Fund, Inc.
                                (1982 - 1995) and of Fielding Management
                                Company, Inc. (1982 - 1995), an investment advisor.

BRIAN W. WIXTED,                Senior Vice President and Treasurer (since
Treasurer (since 1999)          March 1999) of the Manager; Treasurer (since
Age: 42                         March 1999) of HarbourView Asset Management
                                Corporation, Shareholder Services, Inc.,
                                Oppenheimer Real Asset Management
                                Corporation, Shareholder Financial Services,
                                Inc., Oppenheimer Partnership Holdings, Inc.,
                                OFI Private Investments, Inc. (since March
                                2000), OppenheimerFunds International Ltd.
                                and Oppenheimer Millennium Funds plc (since
                                May 2000) and OFI Institutional Asset
                                Management, Inc. (since November 2000)
                                (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial
                                Officer (since May 2000) of Oppenheimer Trust
                                Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March
                                1999) of Oppenheimer Acquisition Corp. and
                                OppenheimerFunds Legacy Program (since April
                                2000); formerly Principal and Chief Operating
                                Officer (March 1995-March 1999), Bankers
                                Trust Company-Mutual Fund Services Division.
                                An officer of 89 portfolios in the
                                OppenheimerFunds complex.


ROBERT G. ZACK,                 Senior Vice President (since May 1985) and
Secretary (since 2001)          General Counsel (since February 2002) of the
Age: 54                         Manager; General Counsel and a director
                                (since November 2001) of OppenheimerFunds
                                Distributor, Inc.; Senior Vice President and
                                General Counsel (since November 2001) of
                                HarbourView Asset Management Corporation;
                                Vice President and a director (since November
                                2000) of Oppenheimer Partnership Holdings,
                                Inc.; Senior Vice President, General Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder
                                Financial Services, Inc., OFI Private
                                Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.;
                                General Counsel (since November 2001) of
                                Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer
                                Real Asset Management, Inc.; Assistant
                                Secretary and a director (since November
                                2001) of OppenheimerFunds International Ltd.;
                                Vice President (since November 2001) of
                                OppenheimerFunds Legacy Program; Secretary
                                (since November 2001) of Oppenheimer
                                Acquisition Corp.; formerly Acting General
                                Counsel (November 2001-February 2002) and
                                Associate General Counsel (May 1981-October
                                2001) of the Manager; Assistant Secretary of
                                Shareholder Services, Inc. (May 1985-November
                                2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001);
                                OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (October
                                1997-November 2001). An officer of 89
                                portfolios in the OppenheimerFunds complex.




39   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Continued
--------------------------------------------------------------------------------

KATHERINE P. FELD,              Vice President and Senior Counsel (since July
Assistant Secretary             1999) of the Manager; Vice President (since
(since 2001)                    June 1990) of OppenheimerFunds Distributor,
Age: 44                         Inc.; Director, Vice President and Secretary
                                (since June 1999) of Centennial Asset
                                Management Corporation; Vice President (since
                                1997) of Oppenheimer Real Asset Management,
                                Inc.; formerly Vice President and Associate
                                Counsel of the Manager (June 1990-July 1999).
                                An officer of 85 portfolios in the
                                OppenheimerFunds complex.

KATHLEEN T. IVES, Assistant     Vice President and Assistant Counsel (since
Secretary (since 2001)          June 1998) of the Manager; Vice President
Age: 36                         (since 1999) of OppenheimerFunds Distributor,
                                Inc.; Vice President and Assistant Secretary
                                (since 1999) of Shareholder Services, Inc.;
                                Assistant Secretary (since December 2001) of
                                OppenheimerFunds Legacy Program and
                                Shareholder Financial Services, Inc.;
                                formerly Assistant Vice President and
                                Assistant Counsel of the Manager (August
                                1997-June 1998); Assistant Counsel of the
                                Manager (August 1994-August 1997). An officer of 85 portfolios in the OppenheimerFunds complex.

DENIS R. MOLLEUR, Assistant     Vice President and Senior Counsel of the
Secretary (since 2001)          Manager (since July 1999); formerly a Vice
Age: 44                         President and Associate Counsel of the
                                Manager (September 1995-July 1999). An
                                officer of 82 portfolios in the
                                OppenheimerFunds complex.






 THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

 Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).


40   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER CALIFORNIA MUNICIPAL FUND



================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.


================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.


================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT


================================================================================
 INDEPENDENT AUDITORS      KPMG LLP


================================================================================
 LEGAL COUNSEL             Mayer Brown Rowe & Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.






                 (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.




41   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 GLOBAL EQUITY          Developing Markets Fund             Global Fund
                        International Small Company Fund    Quest Global Value Fund
                        Europe Fund                         Global Growth & Income Fund
                        International Growth Fund
------------------------------------------------------------------------------------------------
 EQUITY                 STOCK                               STOCK & BOND
                        Emerging Technologies Fund          Quest Opportunity Value Fund
                        Emerging Growth Fund                Total Return Fund
                        Enterprise Fund                     Quest Balanced Value Fund
                        Discovery Fund                      Capital Income Fund
                        Main Street(R)Small Cap Fund        Multiple Strategies Fund
                        Small Cap Value Fund                Disciplined Allocation Fund
                        MidCap Fund                         Convertible Securities Fund
                        Main Street(R)Opportunity Fund      SPECIALTY
                        Growth Fund                         Real Asset Fund(R)
                        Capital Appreciation Fund           Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund  Tremont Market Neutral Fund, LLC(1)
                        Value Fund                          Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
------------------------------------------------------------------------------------------------
 INCOME                 TAXABLE                             ROCHESTER DIVISION
                        International Bond Fund             California Municipal Fund(3)
                        High Yield Fund                     New Jersey Municipal Fund(3)
                        Champion Income Fund                New York Municipal Fund(3)
                        Strategic Income Fund               Municipal Bond Fund
                        Bond Fund                           Intermediate Municipal Fund
                        Senior Floating Rate Fund           Rochester National Municipals
                        U.S. Government Trust               Rochester Fund Municipals
                        Limited-Term Government Fund        Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)        Pennsylvania Municipal Fund(3)
------------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                               STOCK & BOND
                        Mercury Advisors Focus Growth Fund  QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(4)
                        Mercury Advisors S&P 500(R) Index Fund(2)
------------------------------------------------------------------------------------------------
 MONEY MARKET(5)        Money Market Fund                   Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.

2. Available only through qualified retirement plans.

3. Available to investors only in certain states.

4. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.

5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



42   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

1.800.CALL OPP PHONELINK
--------------------------------------------------------------------------------

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.


WITH PHONELINK YOU CAN:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative(1) by saying "Agent" when prompted

   o And more!



QUICK LIST OF PHONELINK COMMANDS

SAY                                     TO:

[ACCOUNT # OR SOCIAL SECURITY # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[FUND NAME, SHARE CLASS]                Get current price/dividend information

BALANCE                                 Hear your balance/list of accounts

HISTORY                                 Hear your most recent transactions

PURCHASE OR BUY                         Buy shares

EXCHANGE                                Exchange shares

LIQUIDATION OR REDEMPTION               Sell shares

DOW JONES OR MARKET INDICES             Hear closing market information
                                        (Dow Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

CUSTOM LIST                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.



43   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


44   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.
o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 402(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).



45   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

GET THIS REPORT ONLINE!
With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience. Sign up today at WWW.OPPENHEIMERFUNDS.COM.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS    Class A: OPCAX  Class B: OCABX  Class C: OCACX
--------------------------------------------------------------------------------


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[LOGO OMITTED]
OPPENHEIMERFUNDS[R]
DISTRIBUTOR, INC.

    RA0790.001.0702        September 27, 2002